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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                November 16, 1999
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                                 Date of Report
                        (Date of earliest event reported)


                          LENFEST COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                  33-96804                     23-2094942
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
    of incorporation)             File Number)               Identification No.)


                      1105 North Market Street, Suite 1300
                                  P.O. Box 8985
                           Wilmington, Delaware 19899
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                    (Address of principal executive offices)


                                 (302) 427-8602
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On November 16, 1999, Lenfest Communications, Inc. issued a Press Release (See Exhibit 99.1 to this Form 8-K) with respect to the transaction described therein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits:

         99.1 Lenfest Communications, Inc. Press Release, issued November 16, 1999.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          LENFEST COMMUNICATIONS, INC.

                          By: /s/ Maryann Bryla
                              ------------------------------------
                              Name:    Maryann Bryla
                              Title:   Senior Vice President and
                                       Chief Financial Officer


Date: December 3, 1999


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EXHIBIT INDEX

         EXHIBIT NO.           DESCRIPTION

         99.1 Lenfest Communications, Inc. Press Release, issued November 16, 1999.
































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